Praxis Mutual Funds

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Supplement dated January 1, 2020 (“Supplement”) to the
Summary Prospectus and Prospectus dated April 30, 2019

The Board of Trustees of the Praxis Mutual Funds has approved an amendment to the Investment Advisory Agreement between the Praxis Mutual Funds and Everence Capital Management, Inc. (the “Adviser”) to implement a reduced fee schedule for the Praxis International Index Fund (the “Fund”), effective January 1, 2020. This amendment will reduce the contractual management fee to fifty-three one hundredths of one percent (0.53%) of the Fund’s average daily net assets up to and including $100 million, forty-one one hundredths of one percent (0.41%) of the average daily net assets of the Fund over $100 million and up to and including $500 million and thirty-eight one-hundredths of one percent (0.38%) of the average daily net assets of the Fund over $500 million. As a result, the tables entitled “Fees and Expenses” and “Example” are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 55 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.45%	0.45%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.64%	0.17%
Total Annual Fund Operating Expenses	1.34%	0.62%

[1]	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$654	$927	$1,221	$2,053
Class I	$63	$199	$346	$774

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Praxis Mutual Funds

Praxis Impact Bond Fund Class A (MIIAX) and Class I (MIIIX)

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Praxis Value Index Fund Class A (MVIAX) and Class I (MVIIX)

Praxis Growth Index Fund Class A (MGNDX) and Class I (MMDEX)

Praxis Small Cap Index Fund Class A (MMSCX) and Class I (MMSIX)

Praxis Genesis Conservative Portfolio Class A (MCONX)

Praxis Genesis Balanced Portfolio Class A (MBAPX)

Praxis Genesis Growth Portfolio Class A (MGAFX)

(the “Funds”)

Each a separate Investment Portfolio of the Praxis Mutual Funds

Supplement dated January 1, 2020 (“Supplement”) to the
Statement of Additional Information dated April 30, 2019

The Board of Trustees of the Praxis Mutual Funds (the “Board”) approved an amendment to the Investment Advisory Agreement between the Praxis Mutual Funds and Everence Capital Management, Inc. (the “Adviser”) to implement a reduced fee schedule for the Praxis International Index Fund (the “Fund”), effective January 1, 2020. This change is described in the supplement to the Fund’s prospectus dated January 1, 2020. As a result, the SAI is revised as follows:

The third sentence and associated table, in the first paragraph on page 21 under the Investment Adviser section is deleted and replaced with the following:

For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund as set forth below:

Fund	Percentage of Average Daily Net Assets
Impact Bond Fund	0.40%
International Index Fund	0.53% up to and including $100 million, and 0.41% over $100 million up to and including $500 million, and 0.38% over $500 million.
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Index Fund	0.30%
Genesis Growth Portfolio	0.05%
Genesis Balanced Portfolio	0.05%
Genesis Conservative Portfolio	0.05%

At the November 21 and 22, 2019 Meeting of the Board, the Board accepted the resignation of Karen Klassen Harder, Chair of the Board, as Trustee of the Funds, effective as of December 31, 2019.

At a meeting of the shareholders held on December 6, 2019, the shareholders of the Funds approved the election of the following six Trustees to serve on the Board of Trustees of the Funds effective as of January 1, 2020:

(1)	Laura A. Berry
(2)	Andy Dula
(3)	Kenneth D. Hochstetler

(4)	Jeffrey K. Landis
(5)	Aimee Minnich
(6)	Candace L. Smith

With the election of Ms. Minnich as Trustee of the Funds, and the retirement of Ms. Harder as Trustee of the Funds, the following changes are being made to the Statement of Additional Information:

•	All references to Ms. Harder are hereby removed.

•	The following row is added to the end of the table listing each Independent Trustee of the Trust on page 18:

Name and Year of Birth	Position and Start Date	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustees
Aimee Minnich 1980	Trustee 1/1/20	General Counsel & Chief Impact Officer, Impact Foundation (2015-present); President & General Counsel, National Christian Foundation, Heartland (2009-2014).	8	0

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